UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 312 - 3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2011, CoBiz Financial Inc. issued a press release announcing the appointment of Mr. Bruce Schroffel, President and Chief Executive Officer of University of Colorado Hospital, to its board of directors. Mr. Schroffel was elected by the board of directors on October 28, 2011.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

99.1     Press Release issued on November 3, 2011 announcing the election of Bruce Schroffel to the Board of Directors of CoBiz Financial Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)

/s/Richard J. Dalton
Richard J. Dalton
Executive Vice President and
Chief Operations Officer

Date: November 3, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on November 3, 2011 announcing the election of Bruce Schroffel to the Board of Directors of CoBiz Financial Inc.